UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  August 1, 2003



                                Scan-Optics, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware              000-05265              06-0851857
(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
       of incorporation)        File Number)


                   169 Progress Drive                           06040
                     Manchester, CT
        (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code  (860) 645-7878


          (Former name or former address, if changed since last report)

Form 8-K, Current Report
Scan-Optics, Inc.
Commission File No.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c) Exhibits.
             ---------

          Exhibit Number            Description
          --------------            -----------

          Exhibit 99.1              Press release dated July 31, 2003.


Item 9.  Regulation FD Disclosure.
         -------------------------

         The information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with Securities and Exchange Commission Release No. 33-8126. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On July 31, 2003, Scan-Optics, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 1, 2003         Scan-Optics, Inc.

                              By: /s/ Michael J. Villano
                                --------------------------------
                                Name:  Michael J. Villano
                                Title: Chief Operating Officer